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                                                                    Exhibit 10.1


                              SEPARATION AGREEMENT

        This Separation Agreement (this "Agreement") is made and entered into as of August 1, 2001 by and among Sunrise Television Corp., a Delaware corporation (together with its successors, the "Company"), and its subsidiary, STC Broadcasting, Inc., a Delaware corporation (together with its successors, "STC"), on the one hand, and John M. Purcell (the "Executive"), on the other hand.

        WHEREAS, the parties entered into an Executive Employment Agreement, dated as of February 2, 1997, as amended by the First Amendment to Executive Employment Agreement, dated as of February 1, 2001 (as amended, the "Employment Agreement").

        WHEREAS, the parties hereto desire, among other things, to terminate certain rights and obligations of the parties under the Employment Agreement and to memorialize certain rights and obligations of the parties relating to the termination of the Executive's employment with the Company and STC in consideration for the mutual covenants contained herein.

        NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Partial Termination of Employment Agreement. (a) The parties hereto acknowledge and agree that, except as set forth in paragraph (b) below: (i) this Agreement supercedes all prior representations, negotiations, understandings and agreements, written and oral, between the Company and STC, on the one hand, and Executive, on the other hand, including, but not limited to, the Employment Agreement; (ii) the Employment Agreement is hereby terminated and shall be null and void and of no further force and effect; and (iii) the Executive's employment with the Company and STC is hereby terminated as of the date hereof.

     (b) Notwithstanding anything to the contrary contained in paragraph (a) above: (i) Sections 6(a), (d) and (e) of the Employment Agreement shall survive the termination of the Employment Agreement and remain in effect indefinitely; and (ii) Sections 6(b) and (c) of the Employment Agreement shall survive the termination of the Employment Agreement and remain in effect until July 31, 2002.

2. Termination Payments; Benefits; Office Furniture. (a) The Company or STC shall pay the Executive: (i) that portion of the Executive's annual salary (as set forth in Section 4(a) of the Employment Agreement) which is accrued but unpaid in respect of periods ending on or prior to July 31, 2001, payable in accordance with the customary payroll practices of the Company and STC; (ii) $23,000 payable on each of August 1, September 1, October 1, November 1 and December 1 of the year 2001; and (iii) $297,500 payable on January 2, 2002. The Company may deduct from such amounts paid to Executive hereunder all taxes and other amounts which may be



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     required to be deducted or withheld by law (including, but not limited to, income tax withholding and social security payments), whether such law is now in effect or becomes effective after the date of this Agreement.

     (b) Until July 31, 2003, the Company or STC shall continue to provide the Executive with the same or comparable medical, dental and life insurance coverages as in effect for the Executive immediately preceding the termination of the Executive's employment with the Company and STC.

     (c) The Executive shall, at his option, have the right to purchase from the Company and STC for $1,500 the office furniture and computer used by the Executive immediately prior to the termination of the Executive's employment with the Company and STC.

     (d) Except as set forth in this Section 2, the Company shall have no further obligation to pay Executive any other fees or provide any other benefits to Executive pursuant to this Agreement or the Employment Agreement.

3. RELEASE OF THE COMPANY AND STC BY EXECUTIVE. IN CONSIDERATION OF THE FOREGOING AND FOR OTHER GOOD AND SUFFICIENT CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, EXECUTIVE HEREBY, FOR HIMSELF, HIS ATTORNEYS, HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS DOES HEREBY IRREVOCABLY AND UNCONDITIONALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE COMPANY AND STC AND THEIR RESPECTIVE STOCKHOLDER(S), PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AFFILIATES, AND ALL PERSONS ACTING BY, THROUGH, UNDER OR IN CONCERT WITH ANY OF THEM (COLLECTIVELY "COMPANY RELEASEES"), FROM ANY AND ALL CHARGES, COMPLAINTS, CLAIMS, LIABILITIES, OBLIGATIONS, PROMISES, AGREEMENTS, CONTROVERSIES, DAMAGES, ACTIONS, CAUSES OF ACTION, SUITS, RIGHTS, DEMANDS, COSTS, LOSSES, DEBTS AND EXPENSES (INCLUDING ATTORNEYS FEES AND COSTS ACTUALLY INCURRED), INCLUDING, BUT NOT LIMITED TO, ANY OF WHICH ARISING UNDER THE EMPLOYMENT AGREEMENT OR THAT RELATE TO THE EMPLOYMENT OF EXECUTIVE BY THE COMPANY AND STC, BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, ANY OTHER CIVIL OR HUMAN RIGHTS LAW, AMERICANS WITH DISABILITIES ACT, AS AMENDED, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT OR DISCRIMINATION IN EMPLOYMENT IN ALL CASES ARISING OUT OF OR RELATING TO THE EXECUTIVE'S EMPLOYMENT BY THE COMPANY AND STC OR OTHERWISE RELATING TO THE



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

     TERMINATION OF THE EXECUTIVE'S EMPLOYMENT OR SERVICES, WHETHER KNOWN OR UNKNOWN AND WHETHER OR NOT ACCRUED OR MATURED (COLLECTIVELY THE "CLAIMS"), WHICH EXECUTIVE NOW HAS, OWNS, OR HOLDS, OR CLAIMS TO HAVE, OWN, OR HOLD, OR WHICH AT ANY TIME HERETOFORE HAD, OWNED OR HELD, OR CLAIMED TO HAVE, OWNED, OR HELD, OR WHICH AT ANY TIME HEREAFTER MAY HAVE, OWN, OR HOLD, OR CLAIM TO HAVE, OWN, OR HOLD, AGAINST ANY OF THE COMPANY RELEASEES.

4. RELEASE OF EXECUTIVE BY THE COMPANY AND STC. IN CONSIDERATION OF THE FOREGOING AND FOR OTHER GOOD AND SUFFICIENT CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, EACH OF THE COMPANY AND STC HEREBY, FOR ITSELF, ITS ATTORNEYS, SUCCESSORS AND ASSIGNS DOES HEREBY IRREVOCABLY AND UNCONDITIONALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE EXECUTIVE AND HIS SUCCESSORS, ASSIGNS, AGENTS, REPRESENTATIVES, ATTORNEYS, HEIRS, EXECUTORS, ADMINISTRATORS, ACCOUNTANTS, AFFILIATES, AND ALL PERSONS ACTING BY, THROUGH, UNDER OR IN CONCERT WITH ANY OF THEM (COLLECTIVELY "EXECUTIVE RELEASEES"), FROM ANY AND ALL CHARGES, COMPLAINTS, CLAIMS, LIABILITIES, OBLIGATIONS, PROMISES, AGREEMENTS, CONTROVERSIES, DAMAGES, ACTIONS, CAUSES OF ACTION, SUITS, RIGHTS, DEMANDS, COSTS, LOSSES, DEBTS AND EXPENSES (INCLUDING ATTORNEYS FEES AND COSTS ACTUALLY INCURRED), INCLUDING, BUT NOT LIMITED TO, ANY OF WHICH ARISING UNDER THE EMPLOYMENT AGREEMENT OR THAT RELATE TO THE EMPLOYMENT OF EXECUTIVE BY THE COMPANY AND STC, BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, ANY OTHER CIVIL OR HUMAN RIGHTS LAW, AMERICANS WITH DISABILITIES ACT, AS AMENDED, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT OR DISCRIMINATION IN EMPLOYMENT IN ALL CASES ARISING OUT OF OR RELATING TO THE EXECUTIVE'S EMPLOYMENT BY THE COMPANY AND STC OR OTHERWISE RELATING TO THE TERMINATION OF THE EXECUTIVE'S EMPLOYMENT OR SERVICES, WHETHER KNOWN OR UNKNOWN AND WHETHER OR NOT ACCRUED OR MATURED (COLLECTIVELY THE "CLAIMS"), WHICH THE COMPANY OR STC NOW HAS, OWNS, OR HOLDS, OR CLAIMS TO HAVE, OWN, OR HOLD, OR WHICH AT ANY TIME HERETOFORE HAD, OWNED OR HELD, OR CLAIMED TO HAVE, OWNED, OR HELD, OR WHICH AT ANY TIME HEREAFTER MAY HAVE, OWN, OR HOLD, OR CLAIM TO HAVE, OWN, OR HOLD, AGAINST ANY OF THE EXECUTIVE RELEASEES.



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5.   Further Assurances. Each party to this Agreement covenants and agrees that such party shall, and shall cause each of his or its agents or affiliates, as applicable, at any time and from time to time after the date hereof to execute and deliver such additional instruments, documents, conveyances or assurances and to take such other actions as shall be necessary, or otherwise requested by any party hereto, to confirm and assure the rights and obligations provided for in this Agreement and to carry out the intent and purposes of this Agreement.

6. Return of Items and Documents. The Executive agrees that he will return to the Company or STC not later than the date hereof, all property of the Company or STC, including but without limitation (i) all business equipment provided for his use by the Company and STC, and (ii) all originals and all copies of documents, notes, computer discs, tapes or other tangible information of any sort which he has in his possession or under his custody or control that are the property of the Company and STC that relate in any manner to his duties at the Company and STC, which are not otherwise available to the public, and will not retain any copies of such matter, provided, however, the materials required to be returned pursuant to this
     Section 5 shall not include any property that the Company and STC has authorized the Executive to retain.

7. Notices. All notices hereunder shall be in writing addressed (i) if to the Company and STC, to STC's Chief Financial Officer at STC's principal executive office, which is currently 720 2nd Ave. South, St. Petersburg, Florida 33701, and (ii) if to the Executive, to 2542 Eagles Crossing Dr., Clearwater, Florida 33762. Any such notice shall be deemed given and received by the intended recipient (whether or not actually received) (i) if mailed, on the third business day after the date deposited in the United States mail, first class postage prepaid, (ii) if sent by facsimile transmission, on the date transmitted, or (iii) if sent by any other means, on the date actually delivered to the intended recipient.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

9. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

10. Construction. The parties agree that this Agreement was negotiated by the parties hereto and shall not be construed against any party.

11. Severability. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties. Should any provision of this Agreement be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and any illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.



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

12. Community Property. The Executive hereby represents and warrants that his rights under this Agreement are his sole management community property under applicable law. This representation and warranty shall survive the execution of this Agreement.

13. Entire Agreement. Except as otherwise provided herein, this Agreement sets forth the entire agreement between the parties hereto as to the subject matter hereof and supersedes any and all prior agreements, including the Employment Agreement, or understandings among the parties hereto pertaining to the subject matter hereof.



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

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    SUNRISE TELEVISION CORP.



                                    /s/ David A. Fitz
                                    --------------------------------------------
                                    By:  David A. Fitz
                                    Its: CFO


                                    STC BROADCASTING INC.



                                    /s/ David A. Fitz
                                    --------------------------------------------
                                    By:  David A. Fitz
                                    Its: CFO



                                    /s/ John M. Purcell
                                    --------------------------------------------
                                    John M. PURCELL





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